                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): September 9, 2008


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
              ----------------------------------------------

         (a) KPMG LLP was previously the principal accountants for Provident Bankshares Corporation (the "Company"). On September 9, 2008, KPMG LLP was dismissed. The Audit Committee of the Board of Directors of the Company approved the dismissal of KPMG LLP as the Company's principal accountants.

         KPMG LLP's audit reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the aforementioned reports include an explanatory paragraph stating that: "As discussed in the summary of significant accounting policies accompanying the consolidated financial statements, the Corporation changed its method of accounting for share-based compensation with the adoption, effective January 1, 2006, of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-Based Payment" and its method of accounting for defined benefit pension and other postretirement plans as of December 31, 2006, in accordance with SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans."

         The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two fiscal years ended December 31, 2007, and the subsequent interim period through September 9, 2008, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, except that during the course of KPMG LLP's review of the Company's interim financial information for the three- and six-month periods ended June 30, 2008, there was a disagreement between the Company and KPMG LLP of the kind described in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the "Commission") regarding the application of accounting principles with respect to other-than-temporary impairment of investment securities. As agreed upon with KPMG LLP, the Company recorded an additional other-than-temporary impairment adjustment to the investment portfolio as of June 30, 2008.

         During the two fiscal years ended December 31, 2007, and the subsequent interim period through September 9, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission, except that KPMG LLP and the Company determined that the Company would engage a third party appraiser to prepare a valuation report for the Company's use in evaluating its goodwill for potential impairment as of September 30, 2008. That report has been completed and will be provided to Deloitte & Touche LLP, the Company's successor independent registered public accounting firm as described below.

         The Audit Committee of the Company's Board of Directors has discussed the subject matter of the disagreement and the reportable event with KPMG LLP. The Company has authorized KPMG LLP to respond fully to the inquiries of Deloitte & Touche LLP, the Company's successor independent registered public accounting firm as described below, concerning the subject matter of the disagreement and the reportable event.

         A letter of concurrence from KPMG LLP addressed to the Commission regarding the statements included in this Form 8-K is attached hereto as Exhibit 16.

         (b) On September 9, 2008, the Audit Committee of the Company's Board of Directors approved the engagement of Deloitte & Touche LLP as the Company's new independent registered public accounting firm, subject to the completion of their new client acceptance procedures. During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim period prior to the Company's engagement of Deloitte & Touche LLP, the Company did not consult with Deloitte & Touche LLP regarding any of the maters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number          Description
              ------          -----------

              16 Letter of Concurrence from KPMG LLP to the Securities and Exchange Commission, Dated September 12, 2008, Regarding the Change in Certifying Accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION



                                     /s/ Gary N. Geisel
                                     ---------------------------------------
                                     Gary N. Geisel
                                     Chairman and Chief Executive Officer

Date: September 12, 2008








                                      -4-